Supplement to the
Fidelity Advisor Focus Funds®
Class A, Class T, Class C and Class I
September 29, 2016
Prospectus

Effective April 1, 2017, the supplemental index for Fidelity Advisor® Communications Equipment Fund will change from S&P Custom Communications Equipment Index to MSCI North America IMI + ADR Custom Communications Equipment 25/50 Index.

Effective October 1, 2016, Fidelity Advisor® Electronics Fund was renamed Fidelity Advisor® Semiconductors Fund.

The Board of Trustees has approved, subject to shareholder approval, a proposal to eliminate each fund’s fundamental “invests primarily” policy and to modify Fidelity Advisor® Biotechnology Fund's and Fidelity Advisor® Semiconductors Fund’s fundamental concentration policy. A meeting of the shareholders of the funds will be held during the second quarter of 2017, to vote on these proposals. If approved by shareholders, each fund will continue to have a policy that may be changed upon 60 days’ prior notice to shareholders of normally investing at least 80% of its assets in securities of companies principally engaged in specified activities suggested by its name. In addition, if shareholders of Fidelity Advisor® Semiconductors Fund approve the fundamental “invests primarily” policy, the 80% policy for Fidelity Advisor® Semiconductors Fund will be modified to better reflect the fund’s investment focus on manufacturers of semiconductors and related products and of semiconductor equipment. Also, for each of Fidelity Advisor® Biotechnology Fund and Fidelity Advisor® Semiconductors Fund, the fundamental concentration policy will be modified to tie to certain specified industries. If approved, the changes will take effect on July 1, 2017 or the first day of the month following the shareholder meeting.

Shareholders should read the proxy statement, which contains important information about the proposals, when it becomes available. For a free copy of the proxy statement, please contact Fidelity at 1-877-208-0098. The proxy statement will also be available on the Securities and Exchange Commission’s web site (www.sec.gov).

Effective December 12, 2016, the redemption fee for Fidelity Advisor® Biotechnology Fund has been removed.

Effective December 12, 2016, the redemption fee for Fidelity Advisor® Consumer Discretionary Fund has been removed.

Effective December 12, 2016, the redemption fee for Fidelity Advisor® Energy Fund has been removed.

Effective December 12, 2016, the redemption fee for Fidelity Advisor® Financial Services Fund has been removed.

Effective December 12, 2016, the redemption fee for Fidelity Advisor® Health Care Fund has been removed.

Effective December 12, 2016, the redemption fee for Fidelity Advisor® Industrials Fund has been removed.

Effective December 12, 2016, the redemption fee for Fidelity Advisor® Technology Fund has been removed.

Effective December 12, 2016, the redemption fee for Fidelity Advisor® Utilities Fund has been removed.

Effective December 12, 2016, the following information replaces similar information for Fidelity Advisor® Communications Equipment Fund and Fidelity Advisor® Electronics Fund found in the "Shareholder Information" section under the heading "Selling Shares".

  Certain types of transactions in employer-sponsored and 403(b) retirement plans, including redemptions in conjunction with plan sponsor events and redemptions of shares purchased through plan sponsor events, plan contributions or loan repayments.

AFOC-17-01 1.480125.191	February 10, 2017